SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           TLC Laser Eye Centers, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                           TLC LASER EYE CENTERS INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual and special meeting of the shareholders (the "Meeting") of TLC Laser Eye Centers Inc. (the "Corporation") will be held at News Theater, 98 The Esplanade, Toronto, Ontario, on October 26, 2000, at the hour of 10:00 a.m. (Toronto time) for the following purposes:

1. to receive the financial statements of the Corporation for the fiscal year ended May 31, 2000 together with the report of the auditors thereon;

2.    to elect directors;

3. to consider and, if thought fit, to pass a resolution authorizing an amendment to the Amended and Restated Share Option Plan (the "Plan") increasing the number of common shares of the Corporation which may be issued under the Plan;

4. to consider and, if thought fit, to pass a resolution authorizing an amendment to the Plan allowing options to be granted under the Plan to persons who provide ongoing marketing or promotional services to or endorsements for the Corporation;

5. to consider and, if thought fit, to pass a resolution authorizing the grant of options to Thomas G. O'Hare;

6. to appoint Ernst & Young as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors; and

7. to transact such further business as may properly come before the Meeting or any adjournment thereof.

The Corporation has fixed the close of business on September 15, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The accompanying management information circular provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

DATED at Mississauga, Ontario, September 22, 2000.

                                             By Order of the Board of Directors


                                             Lloyd D. Fiorini
                                             Secretary

If you are not able to be present at the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario M5A 4K9 so as to arrive not later than the close of business on October 24, 2000 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

                                     [LOGO]

                           TLC LASER EYE CENTERS INC.

                         MANAGEMENT INFORMATION CIRCULAR

                            GENERAL PROXY INFORMATION

Solicitation of Proxies

      The information contained in this management information circular ("Circular") is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders (the "Meeting") of TLC Laser Eye Centers Inc. (the "Corporation" or "TLC") to be held on October 26, 2000 at 10:00 a.m. (Toronto time) at News Theatre, 98 The Esplanade, Toronto, Ontario, and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting. It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally by employees of the Corporation, without additional remuneration. The Corporation will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. The solicitation of proxies by this circular is being made by or on behalf of the management of the Corporation and the total cost of the solicitation will be borne by the Corporation. The information contained herein is given as at September 1, 2000, except where otherwise noted. This Circular and the accompanying annual report to shareholders was first sent or given to shareholders on or about September 22, 2000.

Appointment of Proxies

      The persons named in the enclosed form of proxy are representatives of management of the Corporation and are directors or officers of the Corporation. A shareholder who wishes to appoint some other person (who need not be a shareholder of the Corporation) to represent such shareholder at the Meeting may do so by inserting such person's name in the blank space provided in the form of proxy. To be valid, proxies must be deposited with the secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario M5A 4K9 not later than the close of business on October 24, 2000 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

Non-Registered Shareholders

      Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, shares of the Corporation beneficially owned by a person (a "Non-Registered Holder") are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (or CDS)) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, the Corporation has distributed copies of the Notice, this Circular and the form of proxy (collectively, the "meeting materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders of Common Shares.

      Intermediaries are required to forward the meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the meeting materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive meeting materials will either:

      (a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deliver it to the secretary of the Corporation as set out above under "General Proxy Information - Appointment of Proxies"; or

      (b) more typically, be given a form of proxy which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

      In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the proxy and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Revocation of Proxies

      In addition to revocation in any other manner provided by law, a shareholder who has given a proxy may revoke the proxy (a) by completing and signing a proxy bearing a later date and depositing it as aforesaid; or (b) by depositing an instrument in writing executed by the shareholder or the shareholder's attorney authorized in writing (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chairman of the Meeting on the day of the Meeting or any adjournment thereof.

      A Non-Registered Holder may revoke a proxy authorization form (voting instructions) or a waiver of the right to receive meeting materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a proxy authorization form (voting instructions) or of a waiver of the right to receive materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

Voting of Proxies

      The management representatives designated in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives as indicated under the headings in this Circular. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting. The judge of elections will include Common Shares that are present and entitled to vote but that are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining the approval of any matter submitted to stockholders for a vote. If a broker indicates on a proxy that such broker does not have discretionary authority as to certain Common Shares to vote on a particular matter, such shares will be considered as present and not entitled to vote with respect to that matter.

      The enclosed form of proxy confers discretionary authority upon the management representatives designated therein with respect to amendments to or variations of matters identified in the notice of meeting and with respect to other matters which may properly come before the Meeting. At the date of this Circular, the management of the Corporation knows of no such amendments, variations or other matters.

                          VOTING SHARES AND RECORD DATE

      On September 15, 2000, the Corporation had outstanding 37,746,196 common shares (the "Common Shares"). Each registered holder of Common Shares of record at the close of business on September 15, 2000, the record date established for notice of the Meeting, will be entitled to one vote for each Common Share held by such shareholder on all matters proposed to come before the Meeting, except to the extent that such shareholder has transferred any Common Shares after the record date and the transferee of such shares establishes ownership thereof and demands, not later than 10 days before the Meeting, to be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such shares.

                              ELECTION OF DIRECTORS

      The number of directors to be elected at the Meeting is seven. It is the intention of the management representatives designated in the enclosed form of proxy to vote the Common Shares in respect of which they are appointed for the election as directors of the proposed nominees whose names are set out below, unless the shareholder who has given such proxy has directed that the Common Shares be withheld from voting. All such nominees have been directors since the dates indicated below. Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual meeting or until his successor is elected or appointed.

Information Regarding Nominees For Election As Directors

      The following table sets out the name and municipality of residence of each person proposed by management of the Corporation to be nominated for election as a director, the position with the Corporation which each nominee presently holds, the principal occupation of each nominee, and the date on which each nominee was first elected or appointed director. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee.

   Name and Municipality of         Position with Corporation           Principal                 Director
          Residence                                                    Occupation                   Since
          ---------                                                    ----------                   -----
Elias Vamvakas................     Chief Executive Officer and   Officer of the Corporation           May 1993
Richmond Hill, Ontario             Chairman of the Board of
                                   Directors

Dr. Jeffery J. Machat.........     Director, Co-National         Ophthalmologist                      May 1993
Richmond Hill, Ontario             Medical Director

John F. Riegert...............     Director                      Director                            June 1995
North York, Ontario

Howard J. Gourwitz............     Director(1)(2)(3)             Attorney and                        June 1995
Bloomfield Hills, Michigan                                       Counsellor-at-Law,
                                                                 shareholder of Gourwitz
                                                                 and Barr, P.C.

Dr. William David Sullins, Jr.     Director (1)(2)(3)            Optometrist                         June 1995
Athens, Tennessee

Thomas N. Davidson............     Nominee Director(4)           Corporate Director                    Nominee
Terra Cotta, Ontario

Warren S. Rustand.............     Director  (2)(3)(5)           Management Consultant            October 1997
Tucson, Arizona

-------------------------

(1)   Member of the Corporation's Compensation Committee.
(2)   Member of the Corporation's Corporate Governance Committee.
(3)   Member of the Corporation's Audit Committee.
(4) If elected as a director, Mr. Davidson will replace Mr. James R. Connacher as a member of the Corporation's Corporate Governance Committee.
(5) If elected as a director, Mr. Rustand will replace Mr. James R. Connacher as a member of the Corporation's Compensation Committee.

Directors And Executive Officers

      Elias Vamvakas (age 42) is the Chief Executive Officer and Chairman of the Board of Directors of TLC. Prior to co-founding TLC in 1993, Mr. Vamvakas was the President of E.A. Vamvakas Insurance Agencies Limited and the President of the Creative Planning Financial Group of Companies.

      Thomas G. O'Hare (age 48) was appointed the President and Chief Operating Officer of TLC on August 7, 2000. Prior to joining TLC, Mr. O'Hare was Executive Vice President, Operations and Development for Host Marriott Services Corporation's North American airports, travel plazas and entertainment facilities. Mr. O'Hare holds a B.A. in Hotel, Restaurant and Institutional Management from Michigan State University. Mr. O'Hare also serves as an Executive Committee Member of the Commonwealth Council of the State of Virginia.

      Jeffery J. Machat, MD, (age 38) is the Co-National Medical Director of TLC. Prior to co-founding TLC in 1993, Dr. Machat performed laser vision correction at the Laser Eye Centre, the Toronto Laser Sight Centre, the Bochner Eye Institute and the Windsor Laser Eye Institute. Dr. Machat received his Royal College of Canada Certification in Ophthalmology in 1990. Dr. Machat was also board certified by the American Academy of Ophthalmology in 1991 and is a member of the American Society of Cataract and Refractive Surgeons and the International Society of Refractive Surgery.

      Thomas N. Davidson (age 60) has been Chairman of NuTech Precision Metals Inc. and Chairman of Quarry Hill Group (a private investment holding company) since 1986. Mr. Davidson is past Chairman of Hanson Chemical Inc., General Trust and PCL Packaging Inc. He is on the board of several Canadian and U.S. public companies and was recognized by the Financial Post as the Canadian Entrepreneur of the year in 1979.

      David C. Eldridge, OD, FAAO (age 46) is the Executive Vice President, Clinical Affairs of TLC. Prior to joining TLC full-time in 1997, Dr. Eldridge was an optometrist from 1978 to 1997 and was the first private practice optometrist in the United States to perform laser eye surgery. He served as President of the Oklahoma Chapter of the American Association of

Optometry (AAO), President of the Oklahoma American Optometric Association ("OAOA"), member of the OAOA Board of Directors, Chairman of the OAOA Education Committee, Oklahoma "Optometrist of the Year" in 1993 and is a charter member of the OAOA Contact Lens Section. Dr. Eldridge is a Fellow of the American Association of Optometry.

      Howard J. Gourwitz (age 52) has been a director of TLC since June 1995. Mr. Gourwitz has been a shareholder of the Southfield, Michigan law firm Gourwitz and Barr, P.C. since January 1993. Mr. Gourwitz specializes in the practice of corporate and tax law, estate and financial planning, and commercial planning, real estate, sports and entertainment law.

      Peter M. Hetz (age 51) was appointed Vice President of Human Resources of TLC in 1999. From 1988 to 1999, Mr. Hetz was the Vice-President, Human Resources for Chubb Security Canada Inc. From 1987 to 1988, Mr. Hetz served as Manager, Employee Relations for NCR Canada Inc. From 1980 to 1987, Mr. Hetz served as Manager, Labour Relations for the Bank of Montreal. Mr. Hetz was also Personnel Management Consultant for the Montreal Catholic School Commission from 1969 to 1980.

      Peter J. Kastelic, CA, (age 43) was appointed Chief Financial Officer and Treasurer of TLC in July 1997. From 1994 to 1997, Mr. Kastelic served as Vice President of Finance for the Potash Company of Canada. Prior to 1994, Mr. Kastelic held the position of Vice President and Controller of Curragh Inc., which was a mining company listed on The Toronto Stock Exchange and New York Stock Exchange.

      Lloyd Fiorini, J.D., LL.M., (age 34) was appointed Secretary of TLC in November 1999 and General Counsel of TLC in March 2000. Prior to joining TLC as legal counsel in July 1998, Mr. Fiorini practiced law in the Washington, D.C. offices of the law firm Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Mr. Fiorini's practice focused in the areas of health care fraud and abuse, health care compliance and health care transactions. Mr. Fiorini received a Masters of Law in Health Law from Loyola University School of Law - Chicago.

      William P. Leonard (age 35) was appointed the Executive Vice President of Operations for TLC in 1999. Previously, he served as Regional General Manager for TLC. Prior to joining TLC in 1997, Mr. Leonard was a Site Manager of 20/20 Laser Centers, Inc. from 1995 to February 1997. From 1990 to 1995, Mr. Leonard was a Territory Manager for Wesley Jessen Corporation, a division of Schering-Plough Corp.

      Henry Lynn (age 49) was appointed Executive Vice President, Information Systems of TLC in March 1998. During 1994 Mr. Lynn was Vice President Information Systems for Hawker Siddeley Canada, Inc. and from 1995 to March 1998 performed in that role for BeaconEye Inc. Prior to 1994, Mr. Lynn was Vice President, Information Systems of Indal Ltd., a large diversified multi-plant manufacturing organization.

      John F. Riegert (age 71) has been a director of TLC since June 1995. Mr. Riegert was the Secretary of TLC from 1995 until November 1999. Prior to joining TLC, Mr. Riegert was the Chief Executive Officer of Crossroads Christian Communications Inc., a national broadcasting company, from 1992 to 1995, a private corporate consultant from 1991 to 1992, and the Vice President and Secretary-Treasurer of the Canadian Bankers' Association from 1969 to 1991.

      Warren S. Rustand (age 57) has been a director of TLC since October 1997. Mr. Rustand is currently the Managing General Partner of Harlingwood Capital Partners, a San Diego-based company. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services, from 1996 to August 1998. Mr. Rustand was Chairman and Chief Executive Officer of The Cambridge Company Ltd., a merchant banking and management consulting company, from 1987 to 1997. From 1994 to 1997, Mr. Rustand was also the Chairman of 20/20 Laser Centers, Inc.

      Rochelle E. Stenzler (age 46) was appointed the President of International Operations for TLC in 1999. From 1997 to 1998, Ms. Stenzler served as the President of Revlon Canada, Inc. From 1988 to 1997, Ms. Stenzler was with Pharma Plus Drugmarts Ltd., Ontario's largest retail drug store chain, serving first as the Senior Vice President of Operations from 1988 to 1992, and subsequently, as the President and General Manager from 1992 to 1997.

      William David Sullins, Jr., OD, (age 57) has been a director of TLC since June 1995. Dr. Sullins has been the President and Chief of Clinical Services of Athens Eye Care Clinic, P.C. since 1991. Dr. Sullins is a founding member and distinguished practitioner of National Academies of Practice, a Fellow and former member of the Admissions Committee of the American Academy of Optometry, a Fellow and Admissions Chair of the Tennessee Academy of Optometry, Adjunct Professor at the Southern College of Optometry, member Council on Optometric Education, and Past President and former Chairman of the Board of Trustees of the American Optometric Association. Dr. Sullins is a director of First Franklin Bankshares, a financial holding company, and of First National Bank and Trust Company. Dr. Sullins is a Fellow of the American Association of Optometry.

      Madeline D. Walker (age 53) has been Executive Vice President since August 2000. From 1996 until July 2000, Ms. Walker served as the Chief Operating Officer of TLC. Ms. Walker has been associated with TLC since 1993. Since 1990, she has also been the President of Mainstay Human Resources Corporation, a management consulting company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the United States Securities Exchange Act of 1934, as amended, requires the Corporation's directors, certain officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "Commission"). Such, directors, officers and 10% shareholders are also required by the Commission's rules to furnish the Corporation with copies of all Section 16(a) reports they file. The Corporation assists its directors and officers and preparing their Section 16(a) reports. In fiscal 2000, the preparation of certain Section 16(a) reports was delayed. As a result, a report on Form 4 for each of Mr. Vamvakas (the May 10, 2000 report), Mr. Gary F. Jonas (the February 10, 2000 report) and Ms. Walker (the February 2, 2000 report) were filed late.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth, as at September 1, 2000, the security ownership of the Corporation, directly and beneficially (including vested options), by the directors, nominee directors and Named Executive Officers of the Corporation (see "Executive Compensation"), the directors, nominee directors and executive officers as a group, and each person who, to the knowledge of the directors or officers of the Corporation, beneficially owns, directly or indirectly, or exercises control or direction over Common Shares carrying more than 5% of the voting rights attached to all outstanding Common Shares of the Corporation (the "Principal Shareholders").

   Name                                        Number of     Percentage of Class
   ----                                         Common       -------------------
                                               Shares(1)
                                               ---------

   I.G. Investment Management...............   3,875,900             10%

   Elias Vamvakas(2)........................   3,869,908             10%

   Dr. Jeffery J. Machat(3).................   2,935,596              8%

   TAL Investments Counsel Limited .........   2,565,025              7%

   RT Capital Management ...................   2,274,200              6%

   David C. Eldridge (4) ...................     163,272              *

   Gary F. Jonas (5) .......................     108,714              *

   James R. Connacher(6)....................      71,000              *

   Dr. William David Sullins, Jr.(7)........      53,900              *

   Howard J. Gourwitz(8)....................      20,566              *

   William P. Leonard (9) ..................      19,775              *

   Warren S. Rustand(10)....................      18,208              *

   John F. Riegert(11)......................      17,500              *

   Thomas N. Davidson.......................           0              -

   All directors and officers as a group(12)   7,447,367             20%

      -----------

*     Less than 1%.

(1) Number represents Common Shares held and Common Shares underlying options that are currently exercisable or exercisable within 60 days of September 1, 2000.

(2) Includes vested options for 533,273 shares. Shares owned by Mr. Vamvakas are held directly as to 586,635 and indirectly as to 1,749,516 by WWJD Corporation, a corporation wholly-owned by the Vamvakas Family Trust and 1,000,484 by Insight Capital Corp.

(3) Includes vested options for 75,207 shares. Shares owned by Dr. Machat are held directly as to 22,889 and indirectly as to 2,837,500 by 1123562 Ontario Limited, a corporation wholly-owned by the Machat Family Trust.

(4) Includes vested options for 68,207 shares and 6,426 shares held indirectly by Megan Eldridge.

(5) No vested options. Mr. Jonas left the Corporation on July 14, 2000 and by the terms of the Corporation's share option plan, all of his unexercised options, none of which had vested, expired.

(6) Includes vested options for 20,000 shares. Shares owned by Mr. Connacher are held indirectly by 1039089 Ontario Inc.

(7)   Includes vested options for 20,000 shares.

(8) Includes vested options for 20,000 shares. Excludes 234,702 Common Shares owned by LNG Enterprises, Inc., of which Mr. Gourwitz is an associate (as defined in the Securities Act (Ontario)).

(9)   Includes vested options for 19,575 shares.

(10)  Includes vested options for 15,000 shares.

(11)  Includes vested options for 17,500 shares.

(12) Includes vested options for 922,137 shares. Excludes 234,702 shares owned by LNG Enterprises, Inc.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation earned during the last three completed fiscal years by the Chief Executive Officer and the Corporation's four highest paid executive officers who were serving as executive officers at the end of the financial year ended May 31, 2000 ("Fiscal 2000") and whose annual salary and bonus exceeded C$100,000 in Fiscal 2000 (together, the "Named Executive Officers"). In the table below, and elsewhere in this Circular, references to "C$" shall mean Canadian dollars and references to "US$" shall mean United States dollars.

-------------------------------------------------------------------------------------------------------------------
                                                                   Annual                       Long-Term
                                                                Compensation                   Compensation
                                                                ------------                   ------------
-------------------------------------------------------------------------------------------------------------------
 Name and Principal Position                           ($) Salary                            Common Shares under
                                 Fiscal      $        June 1 - May       ($) Bonus                Option
                                  Year    Currency         31          June 1 - May 31               (#)
-------------------------------------------------------------------------------------------------------------------
Elias Vamvakas,                   1998      US           260,417                  Nil                        Nil
Chief Executive Officer           1999      US           282,391                  Nil                    250,000(2)
                                  2000      US           342,428                  Nil                        Nil
-------------------------------------------------------------------------------------------------------------------
Dr. Jeffery J. Machat,            1998       C          773,4488(1)               Nil                     15,000(3)
Co-National Medical Director      1999      US           960,228(1)               Nil                     20,000(3)
                                  2000      US         1,014,863(1)               Nil                        Nil
-------------------------------------------------------------------------------------------------------------------
Gary F. Jonas,                    1998      US           224,328                  Nil                     15,000(3)
Executive Vice-President,         1999      US           219,420                  Nil                        Nil
Development                       2000      US           219,420                  Nil                      2,500(4)
-------------------------------------------------------------------------------------------------------------------
David C. Eldridge                 1998      US           126,122                  Nil                     15,000(3)
Executive Vice-President,         1999      US           172,054                  Nil                     20,000(3)
Clinical Affairs                  2000      US           207,426               12,500                     15,500(4)
-------------------------------------------------------------------------------------------------------------------
William P. Leonard                1999      US           118,890               60,000                     15,750(3)
Vice-President, Operations        2000      US           149,904               70,913                     10,500(4)
-------------------------------------------------------------------------------------------------------------------

(1) Dr. Machat became an officer of the Corporation in January 1996. The Corporation has reached an agreement in principle with Excimer Management Corporation which corporation will make available to TLC the services of Dr. Jeffery J. Machat as a consultant relating to the business of the Corporation. Pursuant to such agreement in principle, Dr. Machat continues in his capacity as Co-National Medical Director of TLC. The agreement provides for an annual consulting fee in the amount of US$100,000 (which is a decrease from the consulting fee of US$200,000 payable in the calendar year 1999). Dr. Machat and the Corporation have also reached an agreement in principle effective as of February 1, 2000 pursuant to which he will perform excimer laser procedures at one or more of the Corporation's clinics and will be entitled to receive a fee based on the number and complexity of procedures he performs (see the description of the agreement in principle under "- Employment Contracts"). These agreements are similar to ones in effect for fiscal 1998 and 1999. In order to comply with U.S. disclosure requirements, the procedure fees have been included in the amount of salary compensation. Of the amounts set forth above, for fiscal 1998 and 1999, $100,000, and for fiscal 2000, approximately US$167,000, constitute the consulting fees paid by the Corporation for Dr. Machat's services as Co-National Medical Director, and the remainder constitutes procedure fees paid by patients for medical services performed by Dr. Machat at TLC clinics.

(2) These are "bonus" options. Options to acquire 125,000 common shares vested immediately and options to acquire 62,500 will vest on December 31, 2000, provided that, prior to such date, (i) the Corporation achieves certain financial results or (ii) the price of the Common Shares on The Toronto Stock Exchange reaches certain levels. If neither of these conditions are met on the specified date, the unvested options are forfeited. 62,500 options were forfeited on December 31, 1999.

(3)   These options vest one year after the date granted.

(4) One quarter of these options will vest after each one year period from the date of grant for four years.

Options Granted During Fiscal 2000

      The following table sets forth the individual grants of stock options for Fiscal 2000 to the Named Executive Officers:

------------------------------------------------------------------------------------------------------------------------------------
                      Common                          % of Total    Exercise    Market Value                          Value Under
                      Shares                            Options      or Base     of Common                            Black-Scholes
                       Under                          Granted to      Price        Shares         Expiration Date     Option
                      Options                          Employees                 Underlying                           Pricing
       Name           Granted       Date of Grant      in Fiscal                 Options on                           Model (2)
                      (#) (1)                            Year                   the Date of
                                                                                   Grant
------------------------------------------------------------------------------------------------------------------------------------
Elias Vamvakas           -                -                -            -            -                   -                   -
------------------------------------------------------------------------------------------------------------------------------------
Jeffery J.  Machat       -                -                -            -            -                   -                   -
------------------------------------------------------------------------------------------------------------------------------------
Gary F. Jonas          2,000     December 1, 1999        0.37%      US$18.69      US$18.69     December 1, 2004           US$20,820

                        500      September 17, 1999      0.09%      US$23.66      US$23.66     September 1, 2004           US$6,585
------------------------------------------------------------------------------------------------------------------------------------
David C. Eldridge     15,000     December 1, 1999        2.79%      US$18.69      US$18.69     December 1, 2004          US$156,160

                        500      September 17, 1999      0.09%      US$23.66      US$23.66     September 1, 2004           US$6,585
------------------------------------------------------------------------------------------------------------------------------------
William P. Leonard    10,000     December 1, 1999        1.86%      US$18.69      US$18.69     December 1, 2004          US$104,100

                        500      April 30, 2000          0.09%       US$6.73      US$6.73      April 30, 2005              US$1,875
------------------------------------------------------------------------------------------------------------------------------------

(1) One quarter of all options granted vest on each of the first, second, third and fourth anniversary of the grant of the options. All options expire on the fifth anniversary of the grant of the options.
(2) Assumes: 7.5% risk-free rate of interest; dividend yield of 0%; volatility 71%; options mature in 5 years.
(3) Mr. Jonas left the Corporation on July 14, 2000 and by the terms of the Corporations' share option plan, all of his unexercised options, none of which had vested, expired.

Aggregate Option Exercises During Fiscal 2000 and Fiscal Year-End Option Values

      The following table sets forth all stock options exercised by the Named Executive Officers of the Corporation, the total number of shares underlying unexercised options of the Named Executive Officers and their dollar value at the end of Fiscal 2000:

---------------------------------------------------------------------------------------------------------------------------------
                                                       Unexercised Options at Fiscal       Value of Unexercised in-the-Money
                                                                 Year-End                   Options at Fiscal Year-End (US$)
                                                                                                        Note (1)
---------------------------------------------------------------------------------------------------------------------------------
                        Common Shares    Aggregate     Exercisable     Unexerciseable      Exercisable        Unexerciseable
                         Acquired on       Value
         Name              Exercise      Realised
                             (#)           (US$)
---------------------------------------------------------------------------------------------------------------------------------
Elias Vamvakas                -              -           533,273           62,500           1,998,088                -
---------------------------------------------------------------------------------------------------------------------------------
Dr. Jeffery J. Machat         -              -            75,207              -              144,878                 -
---------------------------------------------------------------------------------------------------------------------------------
Gary F. Jonas                 -              -              -               2,500               -                    -
---------------------------------------------------------------------------------------------------------------------------------
David C. Eldridge             -              -            67,707           15,500              255                   -
---------------------------------------------------------------------------------------------------------------------------------
William P. Leonard            -              -            19,575           10,000              65                    -
---------------------------------------------------------------------------------------------------------------------------------

(1) Value is based upon the closing price of TLC's common shares on the NASDAQ on May 31, 2000, which was US$7.625.

Employment Contracts

Mr. Elias Vamvakas

      The Corporation entered into an employment contract with Mr. Elias Vamvakas on January 1, 1996. He is the Chief Executive Officer and Chairman of the Board of Directors of the Corporation. This agreement was amended on August 14, 1998. The term of the amended agreement is five years commencing on January 1, 1996 with automatic one year renewals unless otherwise terminated by the parties. During the initial year of the agreement, the base salary was US$225,000, US$250,000 in the second year of the term, US$275,000 in the third year, US$316,250 in the fourth year, and US$363,750 in the fifth year. Thereafter, Mr. Vamvakas' base salary will be determined by the Board of Directors but will never be less than the previous year's base salary plus fifteen percent. Mr. Vamvakas' compensation also includes a discretionary annual bonus as determined by the Board of Directors, provided that Mr. Vamvakas is not entitled to receive a bonus in the fourth or fifth years of the contract.

      Pursuant to the amendment to the contract, Mr. Vamvakas was granted options to acquire an aggregate of 250,000 Common Shares at an exercise price of C$20.75 (US$13.13). Options to acquire 125,000 common shares vested immediately and options to acquire 62,500 will vest on December 31, 2000, provided that, prior to such date, (i) the Corporation achieves certain financial results or
(ii) the price of the Common Shares on The Toronto Stock Exchange reaches certain levels. If neither of these conditions are met on the specified date, the unvested options are forfeited. Options to acquire 62,500 common shares were forfeited on December 31, 1999.

      Mr. Vamvakas' employment may be terminated for just cause (as defined in the agreement). If terminated other than for just cause, Mr. Vamvakas will be entitled to receive 24 months' base salary and bonus and shall be entitled to exercise all share options granted but not otherwise exercisable or forfeited.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

Dr. Jeffery J. Machat

      The Corporation has reached an agreement in principle with Excimer Management Corporation which corporation will make available to TLC the services of Dr. Jeffery J. Machat as a consultant relating to the business of the Corporation. Pursuant to such agreement in principle, Dr. Machat continues in his capacity as Co-National Medical Director of TLC for a period of three years commencing on February 1, 2000. The agreement provides for an annual consulting fee in the amount of US$100,000. Dr. Machat and the Corporation have also reached an agreement in principle effective as of February 1, 2000 pursuant to which he will perform excimer laser procedures at one or more of the Corporation's clinics and will be entitled to receive a fee equal to the greater of 15% of the procedure fee collected by TLC and US$300 per eye. In addition, effective as of April 1, 2000, Dr. Machat will be paid US$4,800 per day for complex case days (typically, 12 complex cases are performed by Dr. Machat each complex case day). Dr. Machat and the Corporation have similarly reached an agreement in principle with respect to Custom Lasik. Effective as of March 1,2000 for Custom Lasik cases, Dr. Machat pays TLC a facility access fee of US$1,000 unless the case arose from TLC's marketing efforts, in which case Dr. Machat pays TLC a facility access fee of US$1,500.

      Dr. Machat's consulting agreement may be terminated for just cause. If terminated other than for just cause, Dr. Machat will be entitled to receive an amount equal to two times the annual consulting fee.

      Dr. Machat's consulting agreement will contain non-competition and confidentiality covenants for the benefit of the Corporation.

      Definitive agreements reflecting the terms of the agreements in principle with Dr. Machat are currently being finalized.

Gary F. Jonas

      The Corporation entered into an employment contract with Mr. Gary Jonas who was Executive Vice President, Development of the Corporation until July 14, 2000. The term of the agreement was five years commencing on September 1, 1997 with automatic one year renewals as agreed upon by the parties. During the initial year of the agreement, the base salary was US$220,000, with an annual review of salary during each year of the term. In fiscal 2000, Mr. Jonas no longer participated in the Corporation's Stock Option Plan under the terms of his contract. Mr. Jonas resigned on July 14, 2000.

      Mr. Jonas' employment could have been terminated for cause. If terminated other than for cause, Mr. Jonas would have been entitled to receive 6 months' salary and would have been entitled to exercise all vested share options granted. Mr. Jonas left the Corporation voluntarily on July 14, 2000.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

David C. Eldridge, O.D.

      The Corporation has entered into an employment agreement with Dr. David Eldridge who is Executive Vice President, Clinical Affairs of the Corporation. The term of the agreement is three years commencing on September 1, 1999 with automatic one year renewals unless otherwise terminated by the parties. The base annual salary under the employment agreement is US$183,337, with an annual review of salary increases by the Corporation based on the discretion of the Board of Directors of the Corporation. Dr. Eldridge is also entitled to receive options under the Corporation's Share Option Plan. Dr. Eldridge's compensation also includes an annual bonus of up to 20% of his annual salary based on Dr. Eldridge's personal performance and the financial performance of TLC as a whole.

      Dr. Eldridge's employment may be terminated by TLC for just cause (as defined in the agreement). If terminated for other than just cause, Dr. Eldridge will be entitled to receive 12 months' base salary plus an additional month for each year worked following December 10, 1998 to a maximum of six additional months.

      The agreement contains change of control provisions that provide, among other things, that Dr. Eldridge may terminate his employment with the Corporation for any reason within six months following a change of control and would be entitled to 12 months base annual salary on termination.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

William P. Leonard

      The Corporation has entered into an employment contract with Mr. William
P. Leonard who is Executive Vice President, Operations of the Corporation. The term of the agreement is three years commencing on June 1, 2000 with automatic one year renewals unless otherwise terminated by the parties. The base annual salary under the employment agreement is US$150,000, with an annual review of salary increases by the Corporation based on the discretion of the Board of Directors of the Corporation. Mr. Leonard is also entitled to receive options under the Corporation's Share Option Plan. Mr. Leonard's compensation also includes an annual bonus of up to 20% of his annual salary based on Mr. Leonard's personal performance and the financial performance of TLC as a whole.

      Mr. Leonard's employment may be terminated for just cause (as defined in the agreement). If terminated for other than just cause, Mr. Leonard will be entitled to receive 12 months' base salary plus an additional month for each year worked following the third anniversary of the effective date of the agreement to a maximum of six additional months.

      The agreement contains change of control provisions that provide, among other things, that Mr. Leonard may voluntarily terminate his employment with the Corporation within six months following a change of control and would be entitled to 12 months' base salary on termination.

      The agreement also contains non-competition, non-solicitation and confidentiality covenants for the benefit of the Corporation.

Thomas G. O'Hare

      The Corporation has entered into an employment agreement with Thomas G. O'Hare who is President and Chief Operating Officer of the Corporation. The term of the agreement is three years commencing on August 7, 2000 with automatic one year renewals unless otherwise terminated by the parties. The annual base salary under the employment agreement is US$325,000, with an annual review of salary increase by the Corporation based on the discretion of the Board of Directors of the Corporation. Mr. O'Hare is also entitled to receive options under the Corporation's Share Option Plan after the third anniversary of the commencement of his term of employment. Mr. O'Hare also received a signing bonus upon entering into the agreement worth US$50,000. Mr. O'Hare's compensation includes an annual bonus of up to 50% of his annual base salary based on Mr. O'Hare's personal performance and the financial performance of TLC as a whole.

      As an inducement to enter into his employment agreement with TLC, Mr. O'Hare was granted options to acquire 250,000 Common Shares. One third of these options will vest on each of the first, second and third anniversaries of the commencement of the term of the agreement.

      Mr. O'Hare's employment may be terminated for just cause (as defined in the agreement). If terminated for other than just cause, Mr. O'Hare will be entitled to continue to receive his annual salary for a period of 18 months, less one half of any amount earned by Mr. O'Hare in other employment activities. If during this 18 month period, Mr. O'Hare earns more than his base salary for a consecutive 12 month period, Mr. O'Hare will be entitled to a lump sum equal to 50% of the remaining payments to be made under the termination provision.

      The agreement also contains non-competition, non-solicitation and confidentiality covenants for the benefit of the Corporation.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors is composed of Dr. Sullins, Mr. Gourwitz, and Mr. Connacher. None of the members of the Compensation Committee is an officer, employee or former officer or employee of the Corporation. Determination of the compensation of executive officers of each of the subsidiaries of the Corporation is made by the entire Board of Directors of each subsidiary. Dr. Sullins also serves as a member of the boards of directors of one or more subsidiaries of the Corporation.

                        REPORT ON EXECUTIVE COMPENSATION

      The Corporation's corporate philosophy on compensation is that compensation should be tied to an individual's performance and to the performance of the Corporation as a whole. TLC believes that executive officers who make a substantial contribution to the long-term success of the Corporation and its subsidiaries are entitled to participate in that success.

      The compensation of the Corporation's executive officers, including its Named Executive Officers, is comprised of three components: (i) base salary;
(ii) cash bonuses; and (iii) long-term incentives in the form of stock options. The Corporation does not have an executive pension plan.

      TLC is an emerging corporation which was incorporated in 1993 and consequently the Board of Directors has placed considerable emphasis upon the incentive of stock options in determining executive compensation in order to align the interests of the executive officers with the long-term interests of the Corporation's shareholders.

      The Corporation's amended and restated share option plan (the "Share Option Plan") is administered by the Board of Directors. The purpose of the Share Option Plan is to advance the interests of the Corporation by (i) providing directors, officers, employees and other eligible persons with additional incentive; (ii) encouraging stock ownership by eligible persons;
(iii) increasing the proprietary interests of eligible persons in the success of the Corporation; (iv) encouraging eligible persons to remain with the Corporation or its affiliates; and (v) attracting new employees, officers or directors to the Corporation or its affiliates. In determining whether to grant options and how many options to grant to eligible persons under the Share Option Plan, consideration is given to each individual's past performance and contribution to the Corporation as well as that individual's expected ability to contribute to the Corporation in the future.

Compensation of Chief Executive Officer

      During Fiscal 2000, Mr. Vamvakas, the Chief Executive Officer and Chairman of the Board of Directors of TLC, continued to provide the leadership and strategic direction that has enabled the Corporation to continue its expansion throughout Canada and the United States.

      The base compensation paid to Mr. Vamvakas during Fiscal 2000 was set by his employment agreement described under " - Employment Contracts." See also "Executive Compensation - Summary Compensation Table" and "-Employment Contracts".

The foregoing report is submitted by the Compensation Committee.

William David Sullins, Jr., OD      James R. Connacher       Howard J. Gourwitz

Compensation of Directors

      Prior to October 2000, directors of the Corporation who are not executive officers of the Corporation are entitled to receive an attendance fee of $350 (C$ for Canadian resident directors and US$ for U.S. resident directors) in respect of each meeting attended. Non-executive members of the Board who are chairpersons of Committees of the Board will also receive an annual fee of $5,000 for their services (C$ for Canadian residents and US$ for U.S. residents). In addition, directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and are entitled to receive options under the Share Option Plan. On December 1, 1999, non-executive members of the Board of Directors were each issued options to acquire 5,000 Common Shares. The exercise price for the options granted to Mr. Riegert is C$27.52 and the exercise price for the options granted to each of the other directors is US$18.69.

      After October 2000, directors who are not executive officers of the Corporation will be entitled to receive an attendance fee of US$500 in respect of each meeting attended as well as an annual fee of US$15,000 if taken in cash or US$18,000 if taken in Common Shares. Non-executive members of the Board will be reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. In addition, directors will be entitled to receive options to acquire between 2,000 and 5,000 Common Shares under the Share Option Plan, depending on TLC's performance. The Chair of each of the Audit, Compensation and Corporate Governance Committee will also receive an annual fee of US$5,000.

                                PERFORMANCE GRAPH

         The following show the cumulative total shareholder return (assuming reinvestment of dividends) over the last four fiscal years compared to the cumulative total return on the TSE 300 Index and the Nasdaq Health Services Stocks Index.

  Cumulative Total Return on $100 Investment Assuming Dividends are Reinvested
                           May 31, 1996-May 31, 2000

                              [LINE CHART OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

-----------------------------------------------------------------------------------------------------------------------
                         5/31/1996         5/31/1997          5/31/1998           5/31/1999          5/31/2000
-----------------------------------------------------------------------------------------------------------------------
TLC Laser Eye            C$100             C$172.66           C$345.324           C$938.85           C$164.03
Centers Inc.
-----------------------------------------------------------------------------------------------------------------------
TSE 300                  C$100             C$124.25           C$150.10            C$137.57           C$188.30
Composite
Index
-----------------------------------------------------------------------------------------------------------------------
Nasdaq Health            US$100            US$82.86           US$84.83            US$72.60           US$61.20
Services Stocks
-----------------------------------------------------------------------------------------------------------------------

                   STATEMENT OF CORPORATE GOVERNANCE POLICIES

      The Board of Directors of TLC believes that strong corporate governance practices are essential to the well-being of the Corporation and its shareholders. Since March 1996, the Common Shares have been listed on The Toronto Stock Exchange. The By-Laws of The Toronto Stock Exchange require that this Statement of Corporate Governance Practices relate the corporate governance practices of the Board of Directors to the "Guidelines for Improved Corporate Governance" contained in the Final Report of The Toronto Stock Exchange Committee on Corporate Governance in Canada (the "TSE Report"). A description of the Corporation's corporate governance practices follows.

Mandate of the Board of Directors

      The mandate of the Board of Directors is to supervise the management of the business and affairs of the Corporation and to act with a view to the best interests of the Corporation.

Composition of the Board of Directors

      The Board of Directors is currently comprised of seven members.

      Assuming the proposed nominees for election as directors are elected at the Meeting, the Board of Directors believes that 5 directors are "unrelated" directors and the remaining 2 are "related" directors, within the meaning of the TSE Report. An "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests and relationships arising from shareholding. The Corporation does not have a significant shareholder, since there is no person who has the ability to exercise a majority of the votes attached to the outstanding shares of the Corporation for the election of directors. There were ten meetings of the Board of Directors in Fiscal 2000. Dr. Machat attended five of the ten meetings, and Mr. Connacher and Dr. Sullins attended nine of the ten meetings. The other directors attended all of the meetings. In addition to attending board and applicable committee meetings, the unrelated directors of the Corporation meet regularly independent of management to discuss the business and affairs of the Corporation.

Board Committees

      The Board of Directors has established three committees. The following is a brief description of each committee and its composition.

      The Audit Committee consists of three directors: Messrs. Gourwitz and Rustand and Dr. Sullins, all of whom are unrelated directors. The Audit Committee is responsible for the engagement of the Corporation's independent auditors and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the Corporation's accounts following the completion of the audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. There were 6 meetings of the Audit Committee relating to Fiscal 2000. Dr. Sullins attended five of the six meetings. Messrs. Gourwitz and Rustand attended all of the meetings.

      The Compensation Committee consists of three directors: Messrs. Connacher and Gourwitz, and Dr. Sullins, all of whom are unrelated directors. Mr. Rustand will replace Mr. Connacher on the Compensation Committee in Fiscal 2001 to ensure that the committee continues to consist of three unrelated directors. The Compensation Committee is responsible for the development of compensation policies and makes recommendations on compensation of executive officers to the Corporate Governance Committee (see below) for approval of the Board of Directors. There were no formal meetings of the Compensation Committee in Fiscal 2000, however, there were discussions and correspondence pertaining to the work of the Compensation Committee during Fiscal 2000.

      The Corporate Governance Committee consists of four directors: Messrs. Connacher, Rustand and Gourwitz and Dr. Sullins, all of whom are unrelated directors. If Mr. Davidson is elected at the Meeting, he will replace Mr. Connacher on the Corporate Governance committee to ensure that the committee continues to consist of four unrelated directors. The Corporate Governance Committee is responsible to the Board of Directors with respect to developments in the area of corporate governance, the practices of the Board, the nomination of Directors and the delegation of work to other committees of the Board. Although there were discussions and correspondence pertaining to the work of the Corporate Governance Committee during Fiscal 2000, there were no meetings of the Corporate Governance Committee relating to Fiscal 2000. The committee serves as a nominating committee and will consider nominees for the Board of Directors recommended by shareholders. Recommendations by shareholders should be submitted to the Corporation's Secretary and should identify the recommended nominee by name and provide detailed background information. Recommendations received by May 31, 2001 will be considered by the committee for nomination at the 2001 annual meeting of shareholders.

Shareholder Communications

      The Board of Directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and the Corporation has procedures in place to permit and encourage feedback from its shareholders. TLC's senior officers are available to shareholders and, through its investor relations department, TLC seeks to provide clear and accessible information about the results of the Corporation's business and its future plans. TLC has established an investor web site on the Internet through which it makes available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Vamvakas may also be contacted directly by investors through the Internet.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

      The Corporation maintains directors' and officers' liability insurance. Under this insurance coverage the insurer pays on behalf of the Corporation for losses for which the Corporation indemnifies its directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which they are not indemnified for the Corporation. The policy limit is US$100,000,000 per policy term subject to a deductible of US$100,000 per occurrence with respect to corporate indemnity provisions and US$250,000 if the claim relates to securities law claims. The total premium in respect of the directors' and officers' liability insurance for Fiscal 2000 was approximately US$443,000. The insurance policy does not distinguish between directors and officers as separate groups.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

            There have been no material transactions in which an insider of TLC has had a material interest since the commencement of Fiscal 2000.

      Indebtedness of Directors, Executive Officers and Senior Officers

      No officer, director, or employee, or former officer, director or employee of the Corporation or any of its subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness) at any time during Fiscal 2000 to the Corporation or any of its subsidiaries other than as disclosed below:

--------------------------------------------------------------------------------------------------------------------------------
                                                                      Largest Amount                        Amount
                                        Involvement of the    Outstanding During year ended           Outstanding as at
     Name and Principal Position           Corporation                 May 31, 2000                   September 1, 1999
                                                                           (C$)                            (C$)(1)
--------------------------------------------------------------------------------------------------------------------------------
Madeline D. Walker                           Car Loan                     16,498                             --
Chief Operating Officer
--------------------------------------------------------------------------------------------------------------------------------

                             APPOINTMENT OF AUDITORS

      It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of a resolution appointing Ernst & Young, Toronto, Ontario, as auditors of the Corporation, to hold office until the next annual meeting of shareholders, and authorizing the directors to fix the remuneration to be paid to the auditors, unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the appointment of auditors. Ernst & Young have been auditors of the Corporation since 1997. If shareholders do not approve the appointment of Ernst & Young, the Board of Directors will reconsider their appointment. Representatives of Ernst & Young are expected to attend the Meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from the shareholders.

                       AMENDMENTS TO THE SHARE OPTION PLAN

To Increase The Number of Shares Which May Be Issued Thereunder

      At the Meeting, shareholders will be asked to pass a resolution ("Resolution Number 1") approving an amendment to the Corporation's Share Option Plan to increase the number of shares which may be issued thereunder from 4,116,000 to 5,116,000. The new number will represent approximately 14% of the Corporation's currently issued and outstanding shares. At September 1, 2000, options to acquire 3,151,911 Common Shares remained outstanding and unexercised under the Share Option Plan.

      The Share Option Plan is administered by the Board of Directors. The purpose of the Share Option Plan is to advance the interests of the Corporation by (i) providing directors, officers, employees and other eligible persons with additional incentive; (ii) encouraging stock ownership by eligible persons;
(iii) increasing the proprietary interests of eligible persons in the success of the Corporation; (iv) encouraging eligible persons to remain with the Corporation or its affiliates; and (v) attracting new employees, officers or directors to the Corporation or its affiliates. In determining whether to grant options and how many options to grant to eligible persons under the Share Option Plan, consideration is given to each individual's past performance and contribution to the Corporation as well as that individual's expected ability to contribute to the Corporation in the future.

      The purpose of this amendment is to ensure that there remains for issuance under the Share Option Plan a sufficient number of options to allow the Corporation to maintain its current policy of rewarding options as an alternative to cash compensation, and as bonus remuneration, for all corporate office employees and directors of the Corporation.

      It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of Resolution Number 1, a copy of which is set out on Exhibit A to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

      In order to be effective, Resolution Number 1 must be passed by a majority of the votes cast at the Meeting, excluding votes attaching to shares beneficially owned by insiders to whom options have been or may be granted under the Share Option Plan and their associates. At September 1, 2000, 7,184,932 votes, being the votes attaching to Common Shares beneficially owned by insiders and their associates, will not be counted for the purposes of determining whether the level of shareholder approval required to amend the Share Option Plan has been obtained.

To Add a New Category of Persons To Be Eligible To Receive Options Under The Share Option Plan

      At the Meeting, the Corporation will seek approval of a resolution ("Resolution Number 2") approving an amendment to the Share Option Plan to allow options to be granted to a new category of persons described as those persons who provide ongoing marketing or promotional services to or endorsements for the Corporation. Presently, options under the Share Option Plan may only be granted to directors, officers and employees of the Corporation

      The purpose of this amendment is to ensure that the Corporation is able to provide appropriate compensation to persons who engage in promotional and other similar activities on behalf of the Corporation. This type of service provider is very important to the Corporation's strategies of promoting broader public acceptance of laser vision correction and developing a strong reputation and brand recognition. Examples of individuals to whom options may be issued include Tiger Woods and Se Ri Pak, who each provide endorsements for TLC under contract.

      In order to be effective, Resolution Number 2 must be passed by a majority of the votes cast at the Meeting. It is the intention of management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of Share Option Resolution Number 2, a copy of which is set out on Exhibit B to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

                 GRANT OF INDUCEMENT OPTIONS TO THOMAS G. O'HARE

      At the Meeting, shareholders will be asked to pass a resolution ("Resolution Number 3") confirming the grant of options to acquire 250,000 Common Shares (the "Inducement Options") to Thomas G. O'Hare at an exercise price of US$6.625 pursuant to an employment agreement dated July 31, 2000. Mr. O'Hare is the President and Chief Operating Officer of TLC. One third of the Inducement Options will vest on each of the first, second and third anniversaries of the commencement of the term of the employment agreement. As at September 1, 2000, all of the Inducement Options remained unvested.

      The purpose of the grant of the Inducement Options was to induce Mr. O'Hare to accept the position of President and Chief Operating Officer of the Corporation as well as to ensure that Mr. O'Hare is provided with appropriate compensation that effectively aligns his interests with the long-term interests of the Corporation's shareholders.

      In order to be effective, Resolution Number 3 must be passed by a majority of the votes cast at the Meeting. It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of Resolution Number 3, a copy of which is set out on Exhibit C to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

                                 OTHER BUSINESS

      The Corporation knows of no other matter to come before the Meeting other than the matters referred to in the notice of meeting.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Any proposal of a shareholder intended to be presented at the Corporation's annual meeting of shareholders for Fiscal 2001 must be received by the Corporation's principal office not later than July 1, 2001 for inclusion in the proxy statement for that meeting.

                      AVAILABILITY OF DISCLOSURE DOCUMENTS

      The Corporation will provide any person or company, upon request to its Secretary, with a copy of:

            (i) the most recent annual information form or Form 10-K of the Corporation, together with a copy of any document or the pertinent pages of any document incorporated therein by reference;

            (ii) the comparative financial statements of the Corporation for the fiscal year ended May 31, 2000, together with the report of the auditors thereon;

            (iii) management's discussion and analysis of financial conditions and results of operations for the fiscal year ended May 31, 2000;

            (iv)  the most recent annual report of the Corporation;

            (v) the interim financial statements of the Corporation for the periods subsequent to the end of its fiscal year; and

            (vi)  this Circular.

                               DIRECTORS' APPROVAL

      The contents and sending of this Circular have been approved by the Board of Directors of the Corporation.

                                       By Order of the Board of Directors


                                       /s/ Lloyd Fiorini

                                       Lloyd Fiorini
                                       General Counsel

Mississauga, Canada
September 22, 2000

                                    EXHIBIT A

                               Resolution Number 1

Be it resolved that:

1. Section 1.5 of the Share Option Plan of the Corporation be and it is hereby amended to increase the number of Common Shares which may be issued under the Share Option Plan to 5,166,000; and

2. Any director or officer of the Corporation is hereby authorized and directed for and in the name of and on behalf of the Corporation to do all acts and things and execute, whether under the corporate seal of the Corporation or otherwise and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of this resolution.

                                    EXHIBIT B

                               Resolution Number 2

Be it resolved that:

1. Subsections 1.4(d) of the Share Option Plan of the Corporation be and it is hereby amended and subsection 1.4(j) of the Share Option Plan be and it is hereby added to allow options to be granted to a new category of persons described as those persons who provide ongoing marketing or promotional services to or endorsements for the Corporation; and

2. Any director or officer of the Corporation is hereby authorized and directed for and in the name of and on behalf of the Corporation to do all acts and things and execute, whether under the corporate seal of the Corporation or otherwise and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of this resolution.

                                    EXHIBIT C

                               Resolution Number 3

Be it resolved that:

1. The grant of options to acquire 250,000 Common Shares to Thomas G. O'Hare pursuant to an employment agreement dated July 31, 2000 be and it is hereby confirmed on the terms as described in the Corporation's Management Information Circular dated September 22, 2000; and

2. Any director or officer of the Corporation is hereby authorized and directed for and in the name of and on behalf of the Corporation to do all acts and things and execute, whether under the corporate seal of the Corporation or otherwise and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of this resolution.

                           TLC LASER EYE CENTERS INC.

                                      PROXY

                  Annual and Special Meeting of Shareholders of
                           TLC LASER EYE CENTERS INC.
                         to be held on October 26, 2000
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                          OF TLC LASER EYE CENTERS INC.

      The undersigned shareholder of TLC Laser Eye Centers Inc. (the "Corporation") hereby appoints Elias Vamvakas, President and a Director of the Corporation, or, failing him, Lloyd D. Fiorini, Secretary of the Corporation, or, failing him, Peter Kastelic, Chief Financial Officer of the Corporation, or instead of any of the foregoing, ___________________________, as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation to be held on October 26, 2000 and at all adjournments thereof, upon the following matters:

1.     TO VOTE FOR       |_|1  1           OR WITHHOLD         |_|   2
       or, if no specification is made, vote FOR the election of directors; provided that the undersigned wishes to withhold vote for the following directors:
       _________________________________________________________________________

2.     TO VOTE FOR       |_|2  3           OR AGAINST          |_|   4
       or, if no specification is made, vote FOR a resolution authorizing an amendment to the Amended and Restated Share Option Plan (the "Plan") increasing the number of common shares of the Corporation which may be issued under the Plan;

3.     TO VOTE FOR       |_|3  5           OR AGAINST          |_|4  6
       or, if no specification is made, vote FOR a resolution authorizing an amendment to the Plan allowing options to be granted under the Plan to persons who provide ongoing marketing or promotional services to or endorsements for the Corporation;

4.     TO VOTE FOR       |_|5  7           OR AGAINST          |_|6  8
       or, if no specification is made, vote FOR a resolution authorizing the grant of options to Thomas G. O'Hare;

5.     TO VOTE FOR       |_|7  9           OR WITHHOLD         |_|8  10
       or if no specification is made, vote FOR the continued appointment of Ernst & Young as auditors of the Corporation and authorizing the directors to fix the remuneration of the auditors; and

6. TO VOTE at the discretion of the proxy nominee on any amendments to the foregoing and on such other business as may properly come before the meeting or any adjournments thereof.

EXECUTED on the ___________________ day of _____________________, 2000


____________________________________          __________________________________
Number of Common Shares                       Signature of Shareholder

                                              __________________________________
                                              Name of Shareholder
                                              (Please print clearly)

NOTES:

1. A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.
2. To be valid, this proxy must be signed and deposited with CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario M5A 4K9 not later than the close of business on October 24, 2000, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.
3. If an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

4. Reference is made to the accompanying notice and management information circular for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled "General Proxy Information - Non-Registered Shareholders" and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.
5. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed by management of the Corporation.
6. If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.